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==============================================================


                                                Execution Copy







                REGISTRATION RIGHTS AGREEMENT


                Dated as of December 16, 1998

                         by and among

                   Mail-Well I Corporation

            The Guarantors listed on Schedule A

                             and

     Donaldson, Lufkin & Jenrette Securities Corporation
              Prudential Securities Incorporated
                   Bear, Stearns & Co. Inc.
                     Hanifen, Imhoff Inc.















==============================================================

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

          This Registration Rights Agreement (this "Agreement") is
                                                    ---------
made and entered into as of December 16, 1998, by and among Mail-Well I Corporation, a Delaware corporation (the "Company"), each of the
                                          -------
entities listed on Schedule A, attached hereto (each a "Guarantor"
                                                        ---------
and, collectively, the "Guarantors"), and Donaldson, Lufkin & Jenrette
                        ----------
Securities Corporation, Prudential Securities Inc., Bear, Stearns & Co. Inc., Hanifen, Imhoff Inc. (each an "Initial Purchaser" and,
                                     -----------------
collectively, the "Initial Purchasers"), each of whom has agreed to
                   ------------------
purchase the Company's 8-3/4% Series A Senior Subordinated Notes due 2008 (the "Series A Notes") pursuant to the Purchase Agreement (as
           --------------
defined below).


          This Agreement is made pursuant to the Purchase Agreement, dated December 11,1998 (the "Purchase Agreement"), by and among the
                             ------------------
Company, the Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 9 of the Purchase Agreement.

          The parties hereby agree as follows:


SECTION 1.      DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Act:  The Securities Act of 1933, as amended.
          ---

          Advice: As defined in Section 6(d) hereof.
          ------

          Business Day:  Any day except a Saturday, Sunday or other
          ------------
day in the City of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

          Broker-Dealer:  Any broker or dealer registered under the
          -------------
Exchange Act.

          Broker-Dealer Transfer Restricted Securities:  Series B
          --------------------------------------------
Notes that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Series A Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its affiliates).

          Certificated Securities:  As defined in the Indenture.
          -----------------------

          Closing Date:  The date hereof.
          ------------

          Commission:  The Securities and Exchange Commission.
          ----------

          Consummate:  An Exchange Offer shall be deemed
          ----------
"Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the

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delivery by the Company to the Registrar under the Indenture of Series B
Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes tendered by Holders thereof pursuant to the Exchange Offer.

          Damages Payment Date:  With respect to the Series A
          --------------------
Notes, each Interest Payment Date.

          Exchange Act:  The Securities Exchange Act of 1934, as
          ------------
amended.

          Exchange Offer:  The registration by the Company under
          --------------
the Act of the Series B Notes pursuant to the Exchange Offer
Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted
Securities for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

          Exchange Offer Registration Statement:  The Registration
          -------------------------------------
Statement relating to the Exchange Offer, including the related
Prospectus.

          Exempt Resales:  The transactions in which the Initial
          --------------
Purchasers propose to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and to certain "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3), (5) and (7) of Regulation D under the Act.

          Global Noteholder:  As defined in the Indenture.
          -----------------

          Holders:  As defined in Section 2 hereof.
          -------

          Indemnified Holder:  As defined in Section 8(a) hereof.
          ------------------

          Indenture:  The Indenture, dated the Closing Date, among
          ---------
the Company, the Guarantors and the Trustee, pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          Interest Payment Date:  As defined in the Indenture and
          ---------------------
the Notes.

          Majority Holders: As defined in Section 6(c) hereof.
          ----------------

          NASD:  National Association of Securities Dealers, Inc.
          ----

          Notes:  The Series A Notes and the Series B Notes.
          -----

          Person:  An individual, partnership, corporation, trust,
          ------
unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus:  The prospectus included in a Registration
          ----------
Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

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          Record Holder:  With respect to any Damages Payment Date,
          -------------
each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

          Registration Default:  As defined in Section 5 hereof.
          --------------------

          Registration Statement:  Any registration statement of
          ----------------------
the Company and the Guarantors relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

          Restricted Broker-Dealer:  Any Broker-Dealer which holds
          ------------------------
Broker-Dealer Transfer Restricted Securities.

          Series B Notes:  The Company's 8-3/4% Series B Senior
          --------------
Subordinated Notes due 2008 to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Notes covered by a Shelf Registration Statement, in exchange for such Series A Notes.

          Shelf Registration Period: As defined in Section 4(a)
          -------------------------
hereof.

          Shelf Registration Statement:  As defined in Section 4(a)
          ----------------------------
hereof.

          Suspension Period: As defined in Section 4(a) hereof.
          -----------------

          TIA:   The Trust Indenture Act of 1939 (15 U.S.C. Section
          ---
77, et seq.) as in effect on the date of the Indenture.

          Transfer Restricted Securities:  Each Note, until the
          ------------------------------
earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act.

          Trustee: State Street Bank and Trust Company, as trustee
          -------
under the Indenture.

          Underwritten Registration or Underwritten Offering:  A
          -------------------------    ---------------------
registration in which securities of the Company are sold to an underwriter for reoffering to the public.


SECTION 2.      HOLDERS

          A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer
                     ------
Restricted Securities.

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SECTION 3.      REGISTERED EXCHANGE OFFER

          (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date, the Exchange Offer Registration Statement, (ii) use its best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 180 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 3(c) below.

          (b) The Company and the Guarantors shall use their respective best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their respective best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter.

          (c)   The Company shall include a "Plan of Distribution"
section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Series A Notes (other than Transfer Restricted Securities acquired directly from the Company or any Affiliate of the Company) pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of each Series B Note received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

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


          The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the Commission, (ii) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency or body with respect to the Exchange Offer, (iii) that there shall not have been adopted or enacted any law, statute, rule or regulation, (iv) that there shall not have been declared by United States federal or New York state authorities a banking moratorium, (v) that trading on the New York Stock Exchange or generally in the United States over-the-counter market shall not have been suspended by order of the Commission or any other governmental authority and (vi) such other conditions as may be reasonably acceptable to the Initial Purchasers, in each of clauses (ii) through (v), which, in the Company's judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer.

          The Company and the Guarantors shall use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year, if required, from the date on which the Exchange Offer is Consummated.

          The Company and the Guarantors shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers promptly upon request, at any time during such one-year period in order to facilitate such sales.


SECTION 4.      SHELF REGISTRATION

          (a)   Shelf Registration.  If (i) the Company is not
                ------------------
required to file an Exchange Offer Registration Statement with respect to the Series B Notes because the Exchange Offer is not permitted by applicable law (after the procedures set forth in Section 6(a)(i) below have been complied with) or Commission policy, (ii) the Exchange Offer is not consummated within 210 days of the Closing Date or (iii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that
(A) such Holder has been advised by counsel that such Holder may be prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder has been advised by counsel that it may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its affiliates, then the Company and the Guarantors shall (x) cause to be filed on or prior to 30 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement pursuant to clause (i) above, 30 days after the date on which the obligation specified in clause (ii) above becomes not satisfied or 30 days after the date on which the Company receives the notice specified in clause (iii) above (but in each case no earlier than 90 days after the date hereof) a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted
 ----------------------------
Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and shall (y) use their respective best efforts to cause such Shelf Registration Statement to

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become effective on or prior to 90 days after the date on which the
Company and the Guarantors become obligated to file such Shelf Registration Statement (but no earlier than 180 days after the date hereof). If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer shall not be permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of clause (y) above. The Company and the Guarantors shall use their respective best efforts to keep the Shelf Registration Statement discussed in this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least three years (as extended pursuant to
Section 6(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Act or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto (in any such case, such period being called the "Shelf Registration
                                                 -------------------
Period"), (ii) are distributed to the public pursuant to Rule 144 of
------
the Securities Act or are saleable pursuant to Rule 144(k) under the Securities Act and can be sold pursuant to Rule 144 without any limitations under clauses (c), (e), (f) and (h) of Rule 144 (or any successor rule thereof); provided, however, that the Company shall not be obligated to keep the Shelf Registration Statement effective if (i) the Company determines, in its reasonable judgment, upon advice of counsel, as authorized by a resolution of its Board of Directors, that the continued effectiveness and usability of the Shelf Registration Statement would (x) require the disclosure of material information, which the Company has a bona fide business reason for preserving as confidential, or (y) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries, provided that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Transfer Restricted Securities for such reasons shall last no longer than 45 days in any 12-month period (whereafter a Registration Default), and (ii) the Company promptly thereafter complies with the requirements of Section 6(c)(i) hereof, if applicable. Any such period during which the Company is excused from keeping the Shelf Registration Statement effective and usable for offers and sales of Transfer Restricted Securities is referred to herein as a "Suspension Period."
                                                  -----------------
A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Transfer Restricted Securities as a result of the application of the proviso in the second preceding sentence and shall end on the earlier to occur of (1) the date on which each seller of Transfer Restricted Securities covered by the Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 6(c)(i) hereof or is advised in writing by the Company that use of the prospectus may be resumed and (2) the expiration of the 45 days in any 12-month period during which one or more Suspension Periods has been in effect.

          (b)   Provision by Holders of Certain Information in
                -----------------------------------------------
Connection with the Shelf Registration Statement.  No Holder of
------------------------------------------------
Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information specified in item 507 of Regulation S-K under the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder

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shall have provided all such information.  Each Holder as to which any
Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.


SECTION 5.      LIQUIDATED DAMAGES

          If (i) any Registration Statement required by this
Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, (iii) the Exchange Offer has not been Consummated within 30 Business Days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within three business days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within such three business day period (each such event referred to in clauses (i) through (iv), a "Registration Default"; provided, however, that (A) any failure to
 --------------------
file a Shelf Registration Statement as required by this Agreement shall not constitute a Registration Default unless and until such failure arises on or after the ninetieth (90th) day after the Closing Date and
(B) any failure to have declared effective a Shelf Registration Statement as required by this Agreement shall not constitute a Registration Default unless and until such failure arises on or after the one hundred eightieth (180th) day after the Closing Date), then the Company and the Guarantors hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, Holders of Transfer Restricted Securities who do not provide in all material respects the information required in Sections 4(b) or 6(a)(ii) hereof will not be entitled to such Liquidated Damages. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause
(i), (ii), (iii) or (iv), as applicable, shall cease.

          All accrued liquidated damages shall be paid to the Global Noteholder by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by mailing checks to their registered addresses on each Damages Payment Date. All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

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SECTION 6.      REGISTRATION PROCEDURES

          (a)   Exchange Offer Registration Statement.  In
                -------------------------------------
connection with the Exchange Offer, the Company and the Guarantors shall comply with all applicable provisions of Section 6(c) below, shall use their respective best efforts to effect such exchange and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                (i) If, following the date hereof there has been published a change in Commission policy with respect to exchange offers such as the Exchange Offer, such that in the reasonable opinion of counsel to the Company there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Series A Notes. The Company and the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level, but shall not be required to take action to effect a change of stated or recognized Commission policy. In connection with the foregoing, the Company and the Guarantors hereby agree to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate (as defined in Rule 405 of the Act) of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series A Notes to be issued in the Exchange Offer,
       (C) it is acquiring the Series B Notes in its ordinary course of business and (D) if such Holder is a broker-dealer, that it will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Series B Notes. Each Holder shall be required to make such other representations as may be reasonably necessary under applicable Commission rules, regulations or interpretations to render the use of Form S-4 or another appropriate form under the Securities Act available and will be required to agree to comply with their agreements and covenants set forth in this Agreement. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc.
                                    ----------------------------
       (available June 5, 1991) and Exxon Capital Holdings
                                    -----------------------
       Corporation (available May 13, 1988), as interpreted in the
       -----------
       Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and
       (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the

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

        selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company or an affiliate thereof.

                (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall, if requested by the Commission, provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital
                                                    --------------
       Holdings Corporation (available May 13, 1988), Morgan Stanley
       --------------------                           ---------------
       and Co., Inc. (available June 5, 1991) and, if applicable, any
       -------------
       no-action letter obtained pursuant to clause (i) above, (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above.

          (b)   Shelf Registration Statement.  In connection with
                ----------------------------
the Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their respective best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

          (c)   General Provisions.  In connection with any
                ------------------
Registration Statement and any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company and the Guarantors shall:

                (i) use their respective best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in
       Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall (1) file promptly an appropriate amendment to such Registration Statement (which, in the case of clause (A), corrects any such misstatement or omission) and (2) use their respective best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter.

                (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration
       Statement effective for the

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

       applicable period set forth in Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                (iii) advise the underwriters, if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
       (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes,
       (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their respective best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                (iv) if requested by any of the Initial Purchasers or the managing underwriter, if any, with respect to the Registration Statement, the Company shall furnish to each Initial Purchaser or such managing underwriter, prior to the filing thereof with the Commission, a copy of the applicable registration statement and each amendment thereof and each supplement, if any, to the prospectus included therein. The Company shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers or managing underwriter reasonably may propose.

                (v)  make available at reasonable times for inspection
       by representatives appointed by Holders of a majority in
       aggregate principal amount of Transfer Restricted Securities
       (the "Majority Holders"), any managing underwriter
             ----------------
       participating in any disposition pursuant to such Registration Statement and one attorney or accountant retained by such Majority Holders or such managing underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply relevant information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally through a third party without an accompanying obligation of confidentiality.

                (vi) if requested by any selling Holders or the underwriters in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriters, if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriters, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                (vii) furnish to each selling Holder and each of the underwriters in connection with such sale, if any, upon request and without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                (viii) deliver to each selling Holder and each of the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriters, if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                (ix) enter into such agreements (including an underwriting agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by the Majority Holders of Transfer Restricted Securities or managing underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement (provided, however, that the Company shall have no obligation to enter into an underwriting agreement or permit an underwritten offering unless a request therefor shall have been received from the holders of not less than 33 1/3% of the aggregate principal amount of Transfer Restricted Securities) and in such connection the Company and the Guarantors shall:

                (A) furnish (or in the case of paragraphs (2) and (3), use its best efforts to furnish) to each selling Holder and each underwriter, if any, upon the effectiveness of the Shelf Registration Statement and to each Restricted Broker-Dealer upon Consummation of the Exchange Offer:

                     (1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed on behalf of the Company and each Guarantor by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company and such Guarantor, confirming, as of the date thereof, the matters set forth in paragraph (hh) of Section 6 and paragraphs (a) and (b) of Section 9 of the Purchase Agreement and such other similar matters as the representative of the Majority Holders and/or managing underwriter(s) may reasonably request;

                     (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors covering matters similar to those set forth in paragraph (e) of
                Section 9 of the Purchase Agreement and such other matter as the representative of the Majority Holders and/or managing underwriters may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements;
                and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and the Guarantors and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                     (3) a customary comfort letter, dated as of the date of effectiveness of the Shelf Registration Statement or the date of Consummation of the Exchange Offer, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(g) of the Purchase Agreement, without exception;

                (B) set forth in full or incorporate by reference in the underwriting agreement, if any, in connection with any sale or resale pursuant to any Shelf Registration Statement the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                (C) deliver such other documents and certificates as may be reasonably requested by the representative of the Majority Holders, the managing underwriters, if any, and Restricted Broker Dealers, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors pursuant to this clause (x).

          The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company and the Guarantors contemplated in
       (A)(1) above cease to be true and correct, the Company and the Guarantors shall so advise the underwriters, if any, the selling Holders and each Restricted Broker-Dealer promptly and if requested by such Persons, shall confirm such advice in writing;

                (x) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriters, if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                (xi) issue, upon the request of any Holder of Series A Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series B Notes having an aggregate principal amount equal to the aggregate principal amount of Series A
       Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder, such Series B Notes to be registered in the name of such Holder or in the name of the purchasers of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

                (xii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the underwriters, if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

                (xiii) use their respective best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (x) above;

                (xiv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                (xvi) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use their respective best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                (xvii) otherwise use their respective best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                (xviii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                (xix) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

          (d)  Restrictions on Holders.  Each Holder agrees by
               -----------------------
acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 6(c)(i) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "Advice"). If so directed by the Company, each Holder will deliver to
 ------
the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of either such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(i) or Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof or shall have received the Advice.


SECTION 7.      REGISTRATION EXPENSES

          (a) All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter") and its counsel that may be required by the rules and regulations of the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone relating to printing expenses; (iv) all fees and disbursements of counsel for the Company, the Guarantors and the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

          The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

          (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors will reimburse the Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.


SECTION 8.      INDEMNIFICATION

          (a) The Company and the Guarantors, jointly and
severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the
                                      ------------------
fullest extent
lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and promptly after receipt of a bill therefor, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein, provided, that with respect to any such untrue statement in or omission from the preliminary prospectus, the indemnity agreement contained in this Section 8 shall not inure to the benefit of any such Holder to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Holder and any such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that (A) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Transfer Restricted Securities to such person, (B) the untrue statement in or omission from the preliminary prospectus was corrected in the Prospectus and such statement or omission formed the basis for the claim giving rise to such loss, and (C) sufficient quantities of the Prospectus were delivered to the Holder on a timely basis.

          In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing (provided, that the failure to give such notice shall not relieve the Company or the Guarantors of their obligations pursuant to this Agreement except to the extent that the Company and the Guarantors are materially prejudiced or forfeit substantive rights and defenses by reason of such failure). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company and the Guarantors agree to indemnify and hold harmless each Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Neither the Company nor any Guarantor shall, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

          (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, any Guarantor or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Guarantors, and the Company, such Guarantor, such directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall any Holder be liable or responsible for any amount in excess of the amount by which the total received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (c) If the indemnification provided for in this Section
8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Guarantor or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid by such Holder for such Transfer Restricted Securities plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Senior Notes held by each of the Holders hereunder and not joint.


SECTION 9.         RULE 144A

          The Company and each Guarantor hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or such Guarantor is not subject to Section 13 or 15(d) of the Securities Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.



SECTION 10.     UNDERWRITTEN REGISTRATIONS

          No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, and other documents required under the terms of such underwriting arrangements.


SECTION 11.     SELECTION OF UNDERWRITERS

          For any Underwritten Offering, the investment banker or investment bankers and manager or managers for any Underwritten Offering that will administer such offering will be selected by the Company and be reasonably acceptable to the Majority Holders. Such investment bankers and managers are referred to herein as the "underwriters."


SECTION 12.     MISCELLANEOUS

          (a)   Remedies.  Each Holder, in addition to being
                --------
entitled to exercise all rights provided herein, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b)   No Inconsistent Agreements.  Neither the Company
                --------------------------
nor any Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Guarantors' securities under any agreement in effect on the date hereof.

          (c)   Adjustments Affecting the Notes.  Neither the
                -------------------------------
Company nor any Guarantor will take any action, or voluntarily permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

          (d)   Amendments and Waivers.  The provisions of this
                ----------------------
Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 12(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

          (e)   Notices.  All notices and other communications
                -------
provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                (ii)   if to the Company or the Guarantors:
                       Mail-Well I Corporation
                       c/o Mail-Well, Inc.
                       23 Inverness Way East
                       Englewood, Colorado 80112

                       Telecopier No.: (303) 397-7400
                       Attention: Mark Zoeller

                       With a copy to:
                       Rothgerber Johnson & Lyons LLP
                       1200 17th Street, Suite 3000
                       Denver, Colorado   80202-5839
                       Telecopier No.: (303) 628-9560
                       Attention: Herbert H. Davis III


          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

          (f)   Successors and Assigns.  This Agreement shall
                ----------------------
inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

          (g)   Counterparts.  This Agreement may be executed in
                ------------
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h)   Headings.  The headings in this Agreement are for
                --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i)   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
                -------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

          (j)   Severability.  In the event that any one or more
                ------------
of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k)   Entire Agreement.  This Agreement is intended by
                ----------------
the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     MAIL-WELL I CORPORATION



                                     By: /s/ Paul V. Reilly
                                        -------------------------------
                                         Name:  Paul V. Reilly
                                         Title: President

                                     EACH ENTITY LISTED ON SCHEDULE A
                                     ATTACHED HERETO



                                     By: /s/ Roger Wertheimer
                                        -------------------------------
                                         Name:  Roger Wertheimer
                                         Title: Vice President, General
                                         Counsel and Secretary

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
PRUDENTIAL SECURITIES INCORPORATED
BEAR, STEARNS, & CO., INC.
HANIFEN, IMHOFF, INC.


By:       DONALDSON, LUFKIN & JENRETTE
          SECURITIES CORPORATION



By:  /s/ Michael L. Crow
    ----------------------------------
     Name:  Michael L. Crow
     Title: Senior Vice President

                           SCHEDULE A
                           ----------

Name of Guarantor                             State of Incorporation
-----------------                             ----------------------
Mail-Well, Inc.                                      Colorado
Anderson Lithograph Company                          California
Armstrong-White, Inc.                                Michigan
Barkley, Inc.                                        California
Denver Forms Company                                 Colorado
Digital X-Press, Inc.                                Florida
Gould Packaging, Inc.                                Washington
Graphics Arts Center, Inc.                           Delaware
Graphics Illustrated, Inc.                           Florida
Griffin Envelope, Inc.                               Washington
Imperial Litho and Dryography, Inc.                  Arizona
John D. Lucas Printing Co.                           Maryland
Mail-Well Commercial Printing, Inc.                  Delaware
Mail-Well Canada Holdings, Inc.                      Delaware
Mail-Well Label Holdings, Inc.                       Colorado
Mail-Well Label USA, Inc.                            Colorado
Mail-Well West, Inc.                                 Delaware
Murray Envelope Holdings, Inc.                       Colorado
  Class I Non-voting stock 10%
  owned by Non-affiliates
Murray Envelope Corporation                          Mississippi
N-M Envelope, Inc.                                   Mississippi
National Graphics Company                            Colorado
Poser Business Forms, Inc.                           Delaware
Production Press, Inc.                               Illinois
Richtman's Printing of Colorado, LLC                 Colorado
Trafton Printing, Inc.                               Texas
Wisco II, L.L.C.                                     Delaware
Wisco Envelope Corp.                                 Tennessee
